                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-100630) of First Industrial Realty Trust, Inc. and First Industrial, L.P. of our report dated June 26, 2003 relating to the financial statements of First Industrial, L.P. 401(k) Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers LLP


Chicago, Illinois
June 30, 2003